UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 25, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Termed Notes, Series 2004-HE2.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the June 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                      Home Equity Loan-Backed Termed Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 06/25/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the
               June 25, 2003 distribution.



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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 06/25/2004

Servicing Certificate               Group 1
Beginning Pool Balance              533,661,303.84
Beginning PFA                       177,887,101.28
Ending Pool Balance                 516,300,858.55
Ending PFA Balance                  177,887,101.28
Principal Collections                17,360,445.29
Principal Draws                                  -
Net Principal Collections            17,360,445.29
Active Loan Count                           14,829

Interest Collections                  3,388,907.68

Weighted Average Loan Rate                7.77500%
Weighted Average Net Loan                  7.2750%
Substitution Adjustment                       0.00


Term Notes                      Balance                       Balance           Factor      Principal
Class A-1A                      82,629,000.00                 75,673,342.27     0.9158206    6,955,657.73
Class A-1B                      70,897,000.00                 70,897,000.00     1.0000000            0.00
Class A-1C                     260,000,000.00                248,220,425.14     0.9546939   11,779,574.86
Class A-2                      152,808,000.00                152,808,000.00     1.0000000            0.00
Class A-3                       34,034,000.00                 34,034,000.00     1.0000000            0.00
Class A-4                       66,708,000.00                 66,708,000.00     1.0000000            0.00
Class A-IO                      94,000,000.00                 94,000,000.00                          0.00
Class M1                        37,356,000.00                 37,356,000.00     1.0000000            0.00
Class M2                         7,116,000.00                  7,116,000.00     1.0000000            0.00

Certificates                                -                             -             -               -

                                                 Interest      Security
Term Notes                     Interest          Shortfalls    %                Coupon
Class A-1A                      71,887.23         0.00          0.106350299      1.160%
Class A-1B                      64,339.03         0.00          0.099637691      1.210%
Class A-1C                     232,050.00         0.00          0.348845651      1.190%
Class A-2                      366,739.20         0.00           0.21475431      2.880%
Class A-3                      120,253.47         0.00          0.047830926      4.240%
Class A-4                      202,903.50         0.00          0.093750527      3.650%
Class A-IO                     470,000.00         0.00          0.132106337      6.000%

Class M1                       122,963.50         0.00          0.052499621      3.950%
Class M2                        23,304.90         0.00          0.010000731      3.930%


Certificates                            -            -                    -           -

Beginning Overcollateralization
Amount                                              405.12


Overcollateralization Amount
Increase (Decrease)                  1,374,787.30
Outstanding
Overcollateralization Amount         1,375,192.42
Overcollateralization Target         7,115,484.05

Credit Enhancement Draw                      0.00
Unreimbursed Prior Draws                     0.00


                                                                                Number      Percent
                                     Balance                                    of Loans    of Balance
Delinquent Loans (30 Days)           1,024,483.35                               39          0.20%
Delinquent Loans (60 Days)           -                                          0           0.00%
Delinquent Loans (90 Days)           -                                          0           0.00%
Delinquent Loans (120 Days)          -                                          0           0.00%
Delinquent Loans (150 Days)          -                                          0           0.00%
Delinquent Loans (180+ Days)         -                                          0           0.00%
REO                                  -                                          0           0.00%
Bankruptcy                           -                                          0           0.00%
Foreclosure                          -                                          0           0.00%

                                     Liquidation To-Date
Beginning Loss Amount                0.00
Current Month Loss Amount            0.00
Current Month Prinicpal              0.00
Net Ending Loss Amount               0.00                           0.00

                                     Net Recoveries to Date
Beginning Net Principal
Recovery Amount                      0.00
Current Month Net Principal
Recovery Amount                      0.00
Ending Net Principal Recovery
Amount                               0.00

                                     Special Hazard                             Fraud       Bankruptcy
Beginning Amount                     0.00                                       0.00        0.00
Current Month Loss Amount            0.00                                       0.00        0.00
Ending Amount                        -                                          -           -


Liquidation Loss Distribution
Amounts                                          0.00
Extraordinary Event Losses                       0.00
Excess Loss Amounts                              0.00

Capitalized Interest Account

Beginning Balance                        1,270,305.20
Withdraw relating to Collection
Period                                           0.00

Interest Earned (Zero, Paid to
Funding Account)                                 0.00

Interest for Initial Payment              (356,268.14)
Total Ending Capitalized Interest
Account Balance as of Payment
Date                                       914,037.06
Interest earned for Collection                   0.00
Interest withdrawn related to
prior Collection Period                          0.00


Prefunding Account
Beginning Balance                      177,887,101.28
Additional Purchases during
Revolving Period                                 0.00
Excess of Draws over Principal
Collections                                      0.00
Ending PFA Balance to                            0.00
Total Ending Balance as of
Payment Date                           177,887,101.28
Interest earned for Collection
Period                                           0.00
Interest withdrawn related to
prior Collection Period                          0.00

Current Month Repurchases                           0
Current Month Repurchases ($)                       -







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